   As filed with the Securities and Exchange Commission on March 8, 2001

                                                    Registration No. 333-
                                                                         ----
  ===========================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER

                          THE SECURITIES ACT OF 1933

                                  KEANE, INC.
            (Exact Name of Registrant as Specified in Its Charter)

         MASSACHUSETTS                                       04-243-7166
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                        Identification Number)

        TEN CITY SQUARE,                                        02129
     BOSTON, MASSACHUSETTS                                    (Zip Code)
(Address of Principal Executive Offices)

                           1998 STOCK INCENTIVE PLAN
                           (Full Title of the Plan)

                                BRIAN T. KEANE
                                  KEANE, INC.
                                TEN CITY SQUARE
                          BOSTON, MASSACHUSETTS 02129
                    (Name and Address of Agent for Service)

                                (617) 241-9200
         (Telephone Number, Including Area Code, of Agent for Service)


                        CALCULATION OF REGISTRATION FEE

================================================================================

                                                       Proposed
   Title of Securities         Amount to be        Maximum Offering         Proposed Maximum            Amount of
    to be Registered            Registered          Price Per Share     Aggregate Offering Price    Registration Fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock,                    5,000,000              $14.88 (1)           $74,400,000(1)              $18,600
$0.10 par value                    shares
-----------------------------------------------------------------------------------------------------------------------

================================================================================
(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock on the American Stock Exchange on March 5, 2001, in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.
================================================================================

PART I.   INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in documents sent or given to participants in the Registrant's 1998 Stock Incentive Plan pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement Regarding Incorporation By Reference From Effective Registration
--------------------------------------------------------------------------
Statement
---------

     Pursuant to Instruction E to Form S-8, the contents of the Registrant's registration statement on Form S-8 filed with the SEC on June 5, 1998 (File No. 333-56119) relating to the registration of 2,000,000 shares of the Registrant's Common Stock, $0.10 par value per share, authorized for issuance under the Registrant's 1998 Stock Incentive Plan (the "Plan"), are incorporated by reference in their entirety in this registration statement. This Registration Statement provides for the registration of an additional 5,000,000 shares of the Registrant's Common Stock to be issued under the Plan.

Item 8.   Exhibits
          --------

     The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts on the 8th day of March, 2001.

                              KEANE, INC.


                              By:  /s/ Brian T. Keane
                                   -------------------------------------
                                   Brian T. Keane,
                                   President and Chief Executive Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Keane, Inc. hereby severally constitute Brian T. Keane, Francis M. Cleary, C. Whitney Pedersen and Hal J. Leibowitz, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Keane, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                          Title                            Date
------------------------------  -------------------------------  -------------------------------

/s/ Brian T. Keane                       President,                    March 8, 2001
------------------------------    Chief Executive Officer and
Brian T. Keane                             Director
                                 (Principal Executive Officer)

/s/ John J. Leahy                  Senior Vice President -             March 8, 2001
------------------------------    Finance and Administration
John J. Leahy                      (Principal Financial and
                                      Accounting Officer)

/s/ John F. Keane, Jr.
------------------------------
John F. Keane, Jr.                         Director                     March 8, 2001


/s/ Philip J. Harkins
------------------------------
Philip J. Harkins                          Director                     March 8, 2001


/s/ Winston R. Hindle, Jr.
------------------------------
Winston R. Hindle, Jr.                     Director                     March 8, 2001


/s/ John F. Rockart
------------------------------
John F. Rockart                            Director                     March 8, 2001


/s/ Robert A. Shafto
------------------------------
Robert A. Shafto                           Director                     March 8, 2001

------------------------------
John F. Keane, Sr.                         Director                     March ---, 2001


                                 EXHIBIT INDEX

Exhibit
Number                                              Description


4.1         Articles of Organization of the Registrant, as amended, are incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 33-85206)

4.2         Articles of Amendment to Articles of Organization of the Registrant, filed on May 29, 1998, are incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on
            Form 8-K, filed on June 3, 1998

4.3         Second Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended
            June 30, 2000

5           Opinion of Hale and Dorr LLP

23.1        Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2        Consent of Ernst & Young LLP, independent accountants

23.3        Consent of PricewaterhouseCoopers LLP, independent accountants

24          Power of Attorney (included in the signature pages of this Registration Statement)